UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
File No. 033-45961
File No. 811-06569

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/

Pre-Effective Amendment No.		/ /
Post-Effective Amendment No.	189	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/

Amendment No.	189

(Check appropriate box or boxes)

IVY FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA		19106-2354
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:		(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:
Jonathan M. Kopcsik, Esq.
Taylor Brody, Esq.
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018
(215) 564-8099
(215) 564-8071

Approximate Date of Proposed Public Offering:	As soon as possible after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/X/	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Delaware Ivy S&P 500 Dividends Aristocrats Index Fund (the “Fund”), series of the Registrant. The Registrant is filing this Post-Effective Amendment for the purposes of: (i) revising the investment strategies of the Fund; and (ii) changing the Fund’s name to Delaware Sustainable Equity Income Fund. The prospectuses and statements of additional information relating to the other series of the Registrant are not amended or superseded hereby.

--- C O N T E N T S ---
This Post-Effective Amendment No. 189 to Registration File No. 033-45961 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B – Statement of Additional Information
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus
Nasdaq ticker symbols
	Class A	Class E	Class I	Class R6	Class R
Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)	IDAAX	IDAEX	IDAIX	IDANX	IDARX

July [_], 2022
The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
Get shareholder reports and prospectuses online instead of in the mail.
Visit ivyinvestments.com.

Table of contents
Fund summary	1
Delaware Sustainable Equity Income Fund (formerly Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)	1
How we manage the Fund	6
Our principal investment strategies	6
Other investment strategies	6
The risks of investing in the Funds	7
Disclosure of portfolio holdings information	9
Who manages the Fund	10
Investment manager	10
Portfolio managers	10
Manager of managers structure	11
Who’s who	12
About your account	14
Investing in the Funds	14
Choosing a share class	14
Dealer compensation	17
Payments to intermediaries	18
How to reduce your sales charge	18
Buying Class A shares at net asset value	20
Waivers of contingent deferred sales charges	23
How to buy shares	24
Calculating share price	27
Fair valuation	28
Retirement plans	28
Document delivery	29
Inactive accounts	30
How to redeem shares	30
Investor services	33
Frequent trading of Fund shares (market timing and disruptive trading)	35
Dividends, distributions, and taxes	38
Certain management considerations	42
Financial highlights	43
Additional information	56

Fund summary
Delaware Sustainable Equity Income Fund
(formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)
On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® complex and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds that also became part of Delaware Funds by Macquarie complex are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).
What is the Fund’s investment objective?
Delaware Sustainable Equity Income Fund seeks long-term growth of capital and current income.
What are the Fund’s fees and expenses?
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”
Shareholder fees (fees paid directly from your investment)
Class	A	E	I	R6	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%	2.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none
Maximum account fee	none	$20(2)	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	E	I	R6	R
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	0.25%	none	none	0.50%
Other expenses	0.28%	0.37%	0.29%	0.13%	0.39%
Total annual fund operating expenses	0.88%	0.97%	0.64%	0.48%	1.24%
Fee waivers and expense reimbursements	(0.14%)(3)	(0.39%)(3)	(0.14%)(3)	0.00%(3)	(0.02%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.74%	0.58%	0.50%	0.48%	1.22%
[1]
For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]
With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

1

[3]
From July [__], 2022 through July [__], 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.74% for Class A shares; 0.58% for Class E shares; 0.50% for Class I shares; 1.22% for Class R shares; and 0.48% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	A	E	I	R6	R
1 year	$324	$328	$51	$49	$124
3 years	$510	$573	$191	$154	$391
5 years	$712	$836	$343	$269	$679
10 years	$1,295	$1,575	$785	$604	$1,498

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

What are the Fund’s principal investment strategies?
Delaware Sustainable Equity Income Fund seeks to achieve its investment objective by investing its assets primarily in companies that meet the Fund’s sustainable investment criteria, and that the Manager believes have investment profiles that are similar to representative companies of the Russell 1000 Value Index. The Index, which is constructed and maintained by FTSE Russell, is designed to measure the performance of the large-cap value segment of the US equity universe.  It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower medium-term growth forecast, and lower sales per share historical growth.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that meet the Fund’s sustainable investment criteria.  In seeking investments in sustainable companies, the Fund identifies companies that have been classified as positively aligned in some manner toward the Sustainable Development Goals (SDGs) of the United Nations (UN) and excludes companies from investment that it believes are detrimental to these goals. SDGs are a list of 17 global goals adopted by the UN General Assembly that are intended to produce positive environmental, social and economic impacts.
Alignment with the UN SDGs is determined by the Manager through the utilization of its proprietary database. The Manager’s UN SDG database and scoring system is a repository of over 125 data points from various sources, with each datapoint serving to identify a company’s products, services and/or actions as aligned to one of the 17 SDGs. The Fund’s investment process includes metrics that would deter it from investing in specific industries that are associated with practices that are not consistent with the SDGs. Our harm metrics explicitly exclude industries involved in alcohol, gambling, tobacco, weapons, coal, oil sands, and adult entertainment. This aspect of the investment process could have a negative effect on the Fund’s performance during periods when those industries are favored by investors.
2

Data points within the Manager’s UN SDG database are assigned a score based on the perceived relative importance of the metric, and every company in the database receives a cumulative score.  Companies in the UN SDG database that obtain a cumulative SDG alignment score above a certain minimum threshold are determined to be suitable for investment by the Manager.  Companies with a score below the threshold are excluded from investment in the Fund.
Within the Fund’s portfolio, the Manager will attempt to minimize tracking error versus the Russell 1000 Value Index, while targeting a dividend yield for the Fund’s portfolio that is higher than the Index’s dividend yield.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Russell 1000 Value Index is so concentrated. As of the close of business on [________], 2022, the Index was not concentrated in any industry group.
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.
Sustainability risk – Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.
Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.
Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Sustainable Equity Income Fund performed?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns
3

shown from before April 30, 2021 are from the Fund’s prior investment manager. On [______], 2022, the Fund repositioned into a sustainable equity income fund. The returns shown are from prior to the repositioning. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Year	2018	2019	2020	2021
Year Total Return	-3.54%	26.99%	7.88%	25.00%
During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.47% for the quarter ended June 30, 2020, and its lowest quarterly return was -23.39% for the quarter ended March 31, 2020.    The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17–12/31/21)	21.89%	14.00%
Class A return after taxes on distributions (lifetime: 4/20/17–12/31/21)	19.25%	12.69%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17–12/31/21)	13.85%	10.86%
Class E return before taxes (lifetime: 4/20/17–12/31/21)	22.00%	14.06%
Class I return before taxes (lifetime: 4/20/17–12/31/21)	25.22%	14.88%
Class R6 return before taxes (lifetime: 4/20/17–12/31/21)	25.24%	14.89%
Class R return before taxes (lifetime: 4/20/17–12/31/21)	24.38%	14.03%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17–12/31/21)[1]	xx.xx%	xx.xx%
S&P 500 Dividend Aristocrats Total Return Index[1]
1  The Russell 1000 Value Index replaced the S&P 500 Dividend Aristocrats Total Return Index, the Fund’s prior benchmark index, due to its repositioning.

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Barry Gladstein, CFA	Managing Director, Head of Sustainable Investing	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

4

Sub-Advisors
Macquarie Funds Management Hong Kong Limited (MFMHKL)
Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.
For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class R shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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How we manage the Fund

Our principal investment strategies
Delaware Sustainable Equity Income Fund seeks to achieve its investment objective by investing its assets primarily in companies that meet the Fund’s sustainable investment criteria, and that the Manager believes have investment profiles that are similar to representative companies of the Russell 1000 Value Index. The Index, which is constructed and maintained by FTSE Russell, is designed to measure the performance of the large-cap value segment of the US equity universe.  It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower medium-term growth forecast, and lower sales per share historical growth.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that meet the Fund’s sustainable investment criteria.  In seeking investments in sustainable companies, the Fund identifies companies that have been classified as positively aligned in some manner toward the Sustainable Development Goals (SDGs) of the United Nations (UN) and excludes companies from investment that it believes are detrimental to these goals. SDGs are a list of 17 global goals adopted by the UN General Assembly that are intended to produce positive environmental, social and economic impacts.
Alignment with the UN SDGs is determined by the Manager through the utilization of its proprietary database. The Manager’s UN SDG database and scoring system is a repository of over 125 data points from various sources, with each datapoint serving to identify a company’s products, services and/or actions as aligned to one of the 17 SDGs. The Fund’s investment process includes metrics that would deter it from investing in specific industries that are associated with practices that are not consistent with the SDGs. Our harm metrics explicitly exclude industries involved in alcohol, gambling, tobacco, weapons, coal, oil sands, and adult entertainment. This aspect of the investment process could have a negative effect on the Fund’s performance during periods when those industries are favored by investors.
Data points within the Manager’s UN SDG database are assigned a score based on the perceived relative importance of the metric, and every company in the database receives a cumulative score.  Companies in the UN SDG database that obtain a cumulative SDG alignment score above a certain minimum threshold are determined to be suitable for investment by the Manager.  Companies with a score below the threshold are excluded from investment in the Fund.
Within the Fund’s portfolio, the Manager will attempt to minimize tracking error versus the Russell 1000 Value Index, while targeting a dividend yield for the Fund’s portfolio that is higher than the Index’s dividend yield.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Russell 1000 Value Index is so concentrated. As of the close of business on [________], 2022, the Index was not concentrated in any industry group.
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any change.

Other non-principal investment strategies
Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

6

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.
Principal Risks. An investment in the Fund is subject to various risks, including the following:

Market risk
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the US government and the Federal Reserve, which may include increasing interest rates, could cause increased volatility in financial markets.
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The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large-capitalization company risk
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Sustainability risk
Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, the Manager may make investment decisions based on information and data that is incomplete or inaccurate. Sustainability metrics are not uniformly defined and applying such metrics involves subjective assessments. Sustainability scorings and assessments of issuers can vary across third-party data providers and may change over time. In addition, a company’s business practices, products or services may change over time. If so, the Fund may continue to hold such company’s securities until the Manager deems it advantageous to sell them. Regulatory changes or interpretations regarding the definitions and/or use of sustainability criteria may limit the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Active management and selection risk
The Manager applies the Fund's investment strategies and selects securities for the Fund in seeking to achieve its investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund's shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.
Industry and sector risk
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Government and regulatory risk
Government and regulatory risks are the risks that government or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the
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private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of the Fund.

Portfolio turnover risk
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's target weighting, and the need to sell a security to meet redemption activity.

Liquidity risk
Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.
There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Disclosure of portfolio holdings information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.
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Who manages the Fund
Investment manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services.
On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Fund’s prior investment manager.  For their services to the Funds, the Fund’s prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Sustainable Equity Income Fund	0.35%
A discussion of the basis for the Board’s approval of the Fund’s investment advisory agreement with the Fund’s prior investment manager is available in the annual report dated September 30, 2020. A discussion of the basis for the Board’s approval of the Fund’s current investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2021.

Sub-advisors
Macquarie Funds Management Hong Kong Limited
Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.
Macquarie Investment Management Global Limited
Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek quantitative support from MIMGL, and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager.
A discussion of the basis for the Board's approval of each sub-advisory contract will be available in a future report to shareholders.
Portfolio managers
Delaware Sustainable Equity Income Fund
Barry Gladstein and Chris Gowlland have primary responsibility for making day-to-day investment decisions for Delaware Sustainable Equity Income Fund.
Barry Gladstein, CFA Managing Director, Head of Sustainable Investing
Barry oversees the responsible investment practices for Macquarie Asset Management Public Investments (MPI) and leads MPI's ESG Working Group. Prior to joining Macquarie Investment Management in 2016, Barry spent five years as founding member and portfolio manager for Cross Ledge Investments, an SEC-registered investment advisor firm
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whose primary product was the Cross Ledge Long/Short Equity Fund. From 1995 to 2010, he worked at Delaware Investments in various investment and operational roles, leaving the firm as co-chief investment officer and portfolio manager/analyst for the firm’s Emerging Growth team. Barry has a Masters in Business Administration from the University of Pennsylvania’s Wharton School of Business and a Bachelor of Science degree from Binghamton University. Barry is a certified public accountant, a CFA Charterholder , an FSA credential holder, and serves on the CFA Institute’s ESG Technical Committee as well as the Investment Management Education Association’s (IMEA) ESG Committee leadership group.
Chris Gowlland, CFA Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.
Manager of Managers Structure
The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.
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Who’s who
Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.
Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.
Portfolio managers: Portfolio managers make investment decisions for individual portfolios.
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Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.
Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.  Please note, the Bank of New York Mellon also provides fund accounting and financial administration services to the Transaction Funds.
Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.
Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.
Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.
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About your account
Investing in the Fund

Choosing a share class
Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class E shares, Class I shares, Class R6 shares, and Class R shares are described below.
Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

Class A Shares
Class A
Initial sales charge
1.00% deferred sales charge[1]
Maximum distribution and service (12b-1) fees of 0.25%

1 You will have to pay a Limited CDSC of 1.00% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC within the 12 months after your purchase, unless a specific waiver of the Limited CDSC applies.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in the “Broker-defined sales charge waiver policies” section in this Prospectus.
The Funds have adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class E, and Class R shares (as applicable). Class I shares and Class R6 shares are not covered under the Plan. Such Plan permits the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, the Funds may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class A shares. This fee is to compensate the Distributor for, either directly or through third parties, distributing a Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, the Fund may pay the Distributor a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate the Distributor for, either directly or through third parties, distributing the Fund’s Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to the Distributor daily or at such other intervals as the Board may determine. Under the Plan, the Fund is authorized to pay the Distributor an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate the Distributor for, either directly or through third parties, distributing the Class R shares of the Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of the Fund. The amounts shall be payable to the Distributor daily or at such other intervals as the Board may determine.
Since these fees are paid out of the Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. All or a portion of these fees may be paid to your financial advisor.
To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

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Class A

Class A sales charges
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.  The ongoing expenses of Class A shares are typically higher than those for Class I shares.
Amount of purchase	Sales charge as a % of offering price[1]	Sales charge as a % of net amount invested
Less than $250,000	2.50%	2.56%
$250,000 or more	none[2]	none[2]
1 Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
2 No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Class E (Available through the Ivy InvestEd 529 Plan)

The Ivy InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Code. Ivy Distributors, Inc. (IDI), the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.
Contributions to Ivy InvestEd Plan accounts may be invested in shares of certain of the Funds, which are held in the name and for the benefit of the Arizona State Board of Investment in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes. Please read the Program Overview and Ivy InvestEd 529 Plan Account Application carefully before investing, which are available from your financial advisor. Class E shares are available for investment only through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan). Class E shares are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class E shares under the Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

Calculation of Sales Charges on Class E Shares
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Amount of purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Less than $250,000	2.50%	2.56%	2.00%
$250,000 or more[2]	none	none	See below
1 Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
2 No sales charge is payable at the time of purchase on investments of $250,000 or more in the Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

The Distributor may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.
The Distributor or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of the Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Payments to intermediaries for more information.

Class I

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:
•	funds of funds
•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

•	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund
•	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform
•
investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor

•	participants of the predecessor parent company’s retirement plans
•	clients investing via any MAP or SPA program available through the predecessor parent company and its affiliates.
The Fund reserves the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. For example, certain financial intermediaries that have entered into an agreement with the Distributor may offer Class I shares of the Fund to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary. The Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R6 (formerly, Class N)

Class R6 shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class R6 shares generally are available only where plan level or omnibus accounts (and not
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individual participant accounts) are shown on the books of the Fund and where an unaffiliated third-party intermediary provides administrative, distribution and/or other support services.
Class R6 shares generally are available for purchase by or through:
•
fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; financial intermediaries that have been approved by, and that have an agreement with, the Distributor to offer Class R6 shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by the Distributor; or a no-load network or platform sponsored by a financial intermediary where the Distributor has entered into an agreement with the intermediary

•
employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with the Distributor to offer Class R6 shares to such accounts or plans

•	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000
•	participants of the predecessor parent company’s retirement plans
•	funds (including mutual funds registered under the 1940 Act and collective trusts) of funds.
The Fund reserves the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R

Class R shares are sold without any front-end sales load or contingent deferred sales charges.
Class R shares generally are only available to employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans. Class R shares also are generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares generally are available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.
The Fund reserves the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
Dealer compensation
The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

Commission (%)	Class A and Class E1
Investment less than $250,000	2.00%
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$250,000 or more	none
1 Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).
If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

How to reduce your sales charge
Sales Charge Reductions
For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your Ivy InvestEd Plan are treated as shares held by you directly.
Lower sales charges on the purchase of Class A or Class E shares are available by:
•
Rights of Accumulation: Upon your request, you can combine your holdings or purchases of the Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from the Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or

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equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time.  This feature may be available at a later time.
•
Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI. Please note you cannot combine your holdings or purchases of Non-Transaction Funds with Transaction Funds at this time.  This feature may be available at a later time.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.
Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI.
•
Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:
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1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.
2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.
3. All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.
In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.
If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received a NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.
This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.
Buying Class A shares at net asset value
Sales Charge Waivers for Certain Investors
Class A shares may be purchased at NAV by:
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Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company and its affiliates, and former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

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Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

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•
Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into subadvisory agreements.

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements.

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Individuals in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

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Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares.

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Purchases by individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

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Individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with the Transaction Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 72 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

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Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a) of the Code, other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such plan is assigned to the predecessor parent company and its affiliates as the broker-dealer of record at the time of transfer or rollover.

•
Individuals (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

•	Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company and its affiliates.
•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.
For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Class E shares may be purchased at NAV by:
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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company and its affiliates. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class E shares at NAV into new accounts that are established after October 31, 2019.

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•
Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan due to the closing of the SM&R- sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R.

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements.

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into subadvisory agreements.

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Individuals in Ivy InvestEd Plan accounts that are participating in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.

•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.
For purposes of determining sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time.

Sales Charge Waivers for Certain Transactions
Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time:
•
Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class E shares may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time:

•
Exchange of Class E shares of any fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios, if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

•
Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution.

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Direct Rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between IDI and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds, and additional contributions made to your Ivy InvestEd Plan account will be assessed the

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applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.
Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at ivyinvestments.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Waivers of contingent deferred sales charges
Contingent Deferred Sales Charge
A CDSC may be assessed against your redemption amount of certain Class A or Class E shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of certain Class A or Class E shares.
The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.
Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

The CDSC for Class A shares that are subject to a CDSC will not apply in the following circumstances:
•
redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with the Distributor

•	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with the Distributor
•
redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

•
redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC are those selling form accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

•
redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

•	redemptions the proceeds of which are reinvested within 90 calendar days in shares of the same class of the Fund as that redeemed
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•	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by the Distributor
•	the exercise of certain exchange privileges as described herein
•	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650
•	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund
These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:
•
redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of the participant. The death must have occurred after the account was established with the Distributor

•	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with the Distributor
•
redemptions of shares purchased for Ivy InvestEd Plan accounts held by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

•
redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different “designated beneficiary” (as defined in the Code) (Designated Beneficiary)

•	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed
•	the exercise of certain exchange privileges as described herein
•	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650
These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.
How to buy shares
Ways to Set Up Your Account (for Class A shares)
The different ways to set up (register) your account are listed below.
Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other group
Gifts or Transfers to a Minor
To invest for a child’s education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $16,000 in 2022 per child free of federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).
Trust
For money being invested by a trust
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The trust must be established before an account can be opened.
Ivy InvestEd Plan Account Registration
Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Funds in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, dated trust, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy InvestEd 529 Plan Account Application in the event of the Account Owner’s death.
An account also may be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.
Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled Adding to your Account.
The Account Owner will identify, on the Ivy InvestEd 529 Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing educational opportunities at an eligible educational institution, including the Account Owner.
The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.
There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by IDI at the time of the initial investment and forwarded to the Arizona State Board of Investment (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of the Fund held in your Ivy InvestEd Plan account are held in the name of the Commission, as Trustee of the Program.
Ivy InvestEd Plan accounts with a balance of less than $25,000 on the second Tuesday of each December will be charged an annual account fee of $20. This fee will be waived for Arizona residents, accounts enrolled with AIS, as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of IDI and its affiliates.

Buying Shares
You may buy shares of the Fund through third parties that have entered into selling arrangements with the Distributor. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Fund will not accept account applications unless submitted by an entity with which the Distributor maintains a current selling agreement.
The transfer agent for the Fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO addresses are acceptable).
If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Fund.
Initial Purchases of Class E Shares for your Ivy InvestEd Plan Account: When you place an initial order to buy Class E shares for your Ivy InvestEd Plan account, your order, if accepted, will be processed at the next NAV calculated (plus any applicable sales charge) after your order, in proper form, is received and accepted. Proper form for an initial purchase of Class E shares includes receipt by WISC of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in US dollars and checks must be drawn on US banks. Neither cash nor post-dated checks will be accepted.
Shares of the Fund may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your initial order will receive the offering price next calculated after the order has been received in proper form by WISC. Therefore, if your order is received in proper form by WISC before 4:00pm Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by WISC after 4:00pm Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.
To add to your account by mail: Make your check payable to Ivy Investments or Ivy Funds. Mail the check to WISC at the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to: WI Services Company, P.O. Box 219722, Kansas City, MO 64121-9722.
To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.
To add to your account by telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to purchase Class A or Class E shares of the Fund by Automated Clearing House (ACH) via telephone or internet
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access (where permitted).  To do so, you must have an existing account number.  Please call 888 923-3355 to report your purchase.  For internet transactions, you may not execute trades greater than $25,000 per Fund per day.  If you need to establish an account for Class I shares, you may call 888 923-3355 to obtain an account application.  You may then mail a completed application to WISC at the above address.  The ability to submit ACH purchase transactions is dependent on having your bank information on your mutual fund account.  Please contact your financial professional to add ACH transaction capability.  To remove this automatic option, please call 888 923-3355 or submit a written request at the above address.
To add to your account by Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.
When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by WISC or its authorized agent. Note the following:
•	All of your purchases must be made in US dollars and checks must be drawn on US banks. Neither cash nor post-dated checks will be accepted.
•
If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Transaction Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

•
You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day’s price.

•
Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries also may designate further intermediaries to accept purchase and redemption orders. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

•
Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with the Distributor, and are compensated for performing account transactions for their clients.

•
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See “Dividends, distributions and taxes — Taxes”.
The transfer agent for the Fund reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.
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Minimum Investments
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.
For Class A shares, the minimum investment is generally $750 per fund. For Class E shares, the minimum investment is generally $250 per fund. For certain exchanges, minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month Automatic Investment Service (AIS) or (b) a $50 per month systematic exchange from another fund. For accounts opened with AIS, the minimum investment is generally $150 per fund. An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian. For accounts established through payroll deductions and salary deferrals or for retirement accounts established with employer discretionary contributions, minimum investments may be made in any amount.
Subsequent investments may generally be made in any amount. For certain exchanges and for AIS, the minimum subsequent investment amount is $50 per fund. For accounts established through payroll deductions and salary deferrals, subsequent investments may be made in any amount.
For Class I, Class R6, and Class R shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Adding to Your Account
Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all Ivy InvestEd Plan to exceed limits imposed by the Ivy InvestEd Plan. For the 2021-2022 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $519,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.
If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Limitations on Exchanges
Shareholders of the Transaction Funds may not be able to exchange their shares for shares of Delaware Funds that are not Transaction Funds at the present time, and vice versa. However, until the exchange privilege is available between Transaction Funds and non-Transaction Funds, Class A shareholders may reinvest the proceeds of a redemption from Transaction Funds in Class A shares of any other Delaware Fund or from non-Transaction Funds in Class A shares of any Transaction Fund without paying a sales charge up to 90 days after the redemption. Please notify your Fund’s financial intermediary or your transfer agent if you wish to utilize this privilege. Please note that your Fund’s financial intermediary may have different policies around this privilege.

Calculating share price
The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.
We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed
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income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.
Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Boards’ oversight.

Retirement plans
Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes
Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of the Distributor), subject to certain waivers. Please contact your tax advisor for further information.
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Individual Retirement Accounts (IRAs) allow eligible individuals with earned income to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

•	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax- deferred until distributed in cash.
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Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

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•
Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

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Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

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Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan-type does not include 401(k) or Roth 401(k) options.

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Individual 401(k)/Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500 for 2022.

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Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

•	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.
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403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

•	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.
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Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Document delivery

Reports
Statements and reports sent to you include the following:
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confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

•	quarter-to-date statements (quarterly)
•	year-to-date statements (after the end of the fourth calendar quarter)
•	Annual and Semiannual Reports to shareholders (every six months)
To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit ivyinvestments.com to view and/or download these documents, as well as other information about the Fund.
You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor Accounts — Access Your Account Online feature available via ivyinvestments.com.
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Shareholders or financial intermediaries must contact the Fund regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Fund must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Fund may be unable to adjust your account.

Inactive accounts
Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.
How to redeem shares

Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.
The redemption price (price to sell one share of a particular class of the Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.
If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Fund.
By telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to redeem your shares by telephone or internet as set forth below.  You may request to receive payment of your redemption proceeds via direct ACH (for Class A or Class E shares) or via wire (for Class A shares).  A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I.  To redeem your Class A or Class E shares, call 888 923-3355 or place your redemption order at ivyinvestments.com (where permitted), and give your instructions to redeem your shares via ACH or via wire, as applicable.  To redeem your Class I shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable.  You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).  For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed.  Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.  WISC can send redemption proceeds via wire only to a United States domestic bank.  Foreign wires are not permitted.  The ability to submit ACH redemption transactions is dependent on having your bank information on your mutual fund account.  Please contact your financial professional to add ACH transaction capability.  To remove this automatic option, please call 888 923-3355 or submit a written request at the address above.
Selling your Ivy InvestEd Plan Class E Shares: Only the Account Owner (and the Account Owner’s financial professional when expressly authorized by the Account Owner) may request withdrawals from an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.
When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or WISC of a completed Ivy InvestEd Plan Distribution Form. Withdrawals will be classified as either “qualified” or “non-qualified” for federal, state and local income tax purposes. See Dividends, distributions and taxes — Taxes on Ivy InvestEd Plan Accounts — Class E Shares below.
By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:
•	the name on the account registration
•	the Fund’s name
•	the account number
•	the dollar amount or number, and the class, of shares to be redeemed
•	any other applicable special requirements listed in the table below
Deliver the form or your letter to your financial advisor, or mail it to: WI Services Company, P.O. Box 219722 Kansas City, MO 64121-9722
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Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.
When you place an order to sell shares or when you make a withdrawal from your Ivy InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:
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If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

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If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

•	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
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Under normal circumstances, the Fund anticipates that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, the Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

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Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from the Fund’s existing holdings of cash or cash equivalents.

•	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
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If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

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Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirement for Selling Shares

Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant
If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.

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Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:
•	a redemption request made by a corporation, partnership or fiduciary
•	a redemption request made by someone other than the owner of record
•	the check is made payable to someone other than the owner of record
•	a check redemption request if the address on the account has been changed within the last 30 calendar days
This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
The Funds reserve the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in the Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.
You may reinvest, without a sales charge, all or part of the amount of Class A or Class E shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after the date of your redemption, and the reinvestment must be made into a Transaction Fund and class of shares from which it was redeemed (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), or Class E (as applicable) shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after such redemption. The Distributor will, with your reinvestment, instruct WISC, the Fund’s transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of the Fund and once each calendar year as to Class E shares of the Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Telephone Transactions
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The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Fund’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions

Investor services
If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.
If you have established an account that is maintained on the Fund’s shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.
If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.
Personal Service
Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888 923-3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:
•	obtain information about your accounts
•	obtain price information about other funds within the Transaction Funds
•	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Transaction Funds
•	request duplicate statements
•	transact certain account activity, including exchange privileges and redemption of shares
At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Fund’s shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.
Internet Service
The Transaction Funds website, ivyinvestments.com, also is available. If you do not currently have an account established that is maintained on the Fund’s shareholder servicing system, you may use the website to obtain information about the Fund, including accessing the Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Fund’s shareholder servicing system, you also may use the website to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.
Exchange of Shares
You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see the Section of this Prospectus entitled “Limitations on Exchanges” if you are a shareholder of a Transaction Fund.
Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Delaware Funds without the payment of an additional sales charge if you exchange Class A shares. For Class A shares to which the CDSC would
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otherwise apply, the time period for the CDSC will continue to run. You may sell your Class I or shares of any of the Funds within the Delaware Funds and buy Class I shares of another fund within the Delaware Funds. Class A shares of any of the Funds within the Delaware Funds also may be exchanged for shares of Ivy InvestEd Portfolios.
Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another fund within the Delaware Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run.
Except as otherwise noted, you may sell your Class R shares of the Fund within the Delaware Funds and buy Class R shares of another fund within the Delaware Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.
Except as otherwise noted, you may sell your Class R6 shares of the Fund within the Delaware Funds and buy Class R6 shares of another fund within the Delaware Funds that offers Class R6 shares. Contact your plan administrator or record keeper for information about exchanging your shares.
You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the US Virgin Islands. In addition, shares of each fund within the Delaware Funds also may be sold in Guam. Note that exchanges out of the Fund may have tax consequences for you. See “Dividends, distributions and taxes — Taxes”. Before exchanging into a fund, read its prospectus.

Important Exchange Information
•	Except as otherwise noted, you must exchange into the same share class you currently own.
•	An exchange is considered a taxable event and may result in a capital gain or a capital loss for federal tax purposes.
How to Exchange
Please note the Ivy InvestEd Plan accounts may have special restrictions on exchanges.
If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.
If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:
By mail: Send your written exchange request to WISC at the address listed under Selling Shares.
By telephone: Call WISC at 888 923-3355 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.
By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.
If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Fund.
Converting Shares
Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.
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If you hold Class A shares and are eligible to purchase Class I shares or Class R6 shares as described above in the sections entitled Class I Shares or Class R6 Shares, you may be eligible to convert your Class A shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

A conversion from Class A to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the
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total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject. A conversion between share classes of the same fund is not a taxable event.
Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.
If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.
Automatic Transactions for Class A and Class E Shareholders
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Flexible Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.
Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly

Frequent trading of Fund shares (market timing and disruptive trading)

Market Timing Policy
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The Fund is intended for long-term investment purposes. The Fund will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or the Distributor, thereby indirectly affecting the Fund's shareholders.
Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a fund invests a significant portion of its assets in foreign securities, the fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. The Fund may fair value securities pursuant to the Fund’s Valuation Procedures; however, there can be no assurance that the Fund’s process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.
In addition, the Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in the Fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Fund’s transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Fund’s market timing policy:
WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to the Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of the Fund and a second change in direction is an exchange or purchase back into the Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.
This example is not all-inclusive of the trading activity that may be deemed to violate the Fund’s market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.
As an additional step, WISC reviews Fund redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities in an account held directly on the Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Transaction Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of the Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.
In addition, the Distributor has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by the Distributor, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by the Distributor as having engaged in Fund share transactions that violate the Fund’s market timing policy. The Distributor’s procedures seek to monitor transactions in omnibus accounts so that the Distributor may make such further
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inquiries and take such other actions it determines appropriate or necessary to enforce the Fund’s market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.
The Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Fund, the Distributor and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Fund cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Fund, the Distributor or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Fund regarding shareholders who hold shares through such accounts or may close the omnibus account. The Fund’s ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Fund will be able to identify or eliminate all market timing activities, and the Fund may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.
A financial intermediary through which an investor may purchase shares of the Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, the Fund may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Fund’s policies to shareholders investing in the Funds through such intermediary, based upon the Fund’s conclusion that the intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. If an investor purchases the Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.
Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund attempts to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares, or restrict individual trading activity as applicable.
Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Fund’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Fund’s market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or the Distributor shall not be liable for any loss resulting from rejected purchase orders or exchanges.
The Class E shares of the Fund are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your Ivy InvestEd Plan, investor-initiated exchanges among the Fund are limited by the terms of your Ivy InvestEd Plan. In addition, the Code imposes federal income tax (and possibly, additional tax) on redemptions of Class E shares that are non-qualified withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While the Distributor and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.
The Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that the Fund will eliminate market timing activities.
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Dividends, distributions, and taxes

Distributions
The Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.
Usually, the Fund distributes net investment income at the following times quarterly in March, June, September and December.
Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December.
Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a federal holiday).
Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.
Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:
1. Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.
For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class. Additionally, all distributions in respect of Class E shares also are automatically paid in additional shares of that class.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from federal income tax), you should be aware of the following tax implications:
Taxes on distributions. The Fund has elected and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent the Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from the Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, the Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends- received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal AMT, if applicable as discussed above.
Distributions of the Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.
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For individual shareholders, the Fund notifies you after each calendar year-end as to the amounts of its dividends and other  distributions paid (or deemed paid) to you for that year, including what portion of the Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).
An exchange of Fund shares for shares of any other fund within the Delaware Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of the Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Delaware Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 90-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of the Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.
Other. In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. The Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, they must make any elections in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.
Withholding. The Fund must withhold 24% of all taxable dividends, and capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.
The income dividends the Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) federal withholding tax, even if those dividends are attributable to income from a non-US source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional
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information. Exemptions from US withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by the Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of US withholding tax.
Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on US government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.
You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.
The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Taxes on Ivy InvestEd Plan Accounts — Class E shares
In general, your investment in Class E shares of the Fund is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.
Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to its plan) and (2) earnings. The return of principal portion of any withdrawal, whether “qualified” or “non-qualified”, is not taxable. As explained below, the earnings portion of a withdrawal may be subject to federal income tax, and possibly additional federal income tax, depending on whether a withdrawal is qualified or non-qualified.
Qualified Withdrawals. A qualified withdrawal is a withdrawal used for “qualified higher education expenses” (as defined in the Code) (Qualified Higher Education Expenses), which may include (i) tuition, fees, books, computers (including related equipment such as Internet and computer software), supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” (also defined in the Code); (ii) reasonable room and board expenses for a Designated Beneficiary who attends such an institution at least half-time; (iii) expenses for special needs services in the case of a special needs Designated Beneficiary which are incurred in connection with such enrollment or attendance; and/or (iv) fees, books, supplies and equipment required for participation by a Designated Beneficiary in an apprenticeship program registered with the Secretary of Labor. A qualified withdrawal also includes a withdrawal for tuition (up to $10,000 per year) in connection with enrollment or attendance at an elementary or secondary public, private or religious school. At the request of the Account Owner, a qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary. Additionally, qualified withdrawals may be used to pay principal or interest on any qualified education loan (as defined in the Code) of the Designated Beneficiary and the Designated Beneficiary’s siblings. Such payments may not be eligible for student loan interest deductions. Please consult your tax advisor regarding the tax consequences for such withdrawals.
When shares are redeemed in a qualified withdrawal, the withdrawal is federal income tax-free (although such a withdrawal still may be subject to state and/or local taxes).
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Non-Qualified Withdrawals. A non-qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, unless the withdrawn amount is transferred within 60 days to another 529 Plan for the same Designated Beneficiary as under the Program. The earnings portion of a non-qualified withdrawal generally is subject to (1) federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made and (2) an additional federal 10% tax on the earnings portion of the withdrawal. Penalty-free withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to federal income tax.
Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals, determining whether a withdrawal is qualified or non-qualified, making the appropriate filings with the IRS, and paying the additional 10% federal tax, if applicable, on earnings.
The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the Funds under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.
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Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five years or, if shorter, the period of a Class’s operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Fund’s prior investment manager. The performance shown from before April 30, 2021 are from the Fund’s prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2021 has been audited by [_________________], whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 888 923-3355. For the fiscal years ended prior to September 30, 2021, the Fund’s prior independent registered public accounting firm audited the Fund’s financial statements.

		Year ended
Class A shares	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period		$12.63	$12.66	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]		$0.25	0.24	0.21	0.21	0.08
Net realized and unrealized gain (loss)		$2.80	0.11	0.83	1.30	0.56
Total from investment operations		$3.05	0.35	1.04	1.51	0.64
Less dividends and distributions from:
Net investment income		$(0.26)	(0.23)	(0.22)	(0.17)	(0.02)
Net realized gain		$(0.58)	(0.15)	(0.12)	–*	–
Total dividends and distributions		$(0.84)	(0.38)	(0.34)	(0.17)	(0.02)
Net asset value, end of period		$14.84	$12.63	$12.66	$11.96	$10.62
Total return[3]		24.85%	2.88%	9.04%	14.29%	6.39%
Ratios and supplemental data:
Net assets, end of period (in millions)		$4	$4	$3	$12	$1
Ratio of expenses to average net assets		0.74%	0.74%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]		0.88%	0.84%	0.89%	0.81%	0.86%
Ratio of net investment income to average net assets		1.75%	2.01%	1.79%	1.87%	1.63%
Ratio of net investment income to average net assets prior to fees waived[4]		1.61%	1.91%	1.65%	1.81%	1.52%
Portfolio turnover		29%	40%	28%	27%	4%[5]
*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

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		Year ended
Class E shares	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period		$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]		$0.27	0.26	0.22	0.21	0.08
Net realized and unrealized gain (loss)		2.80	0.10	0.84	1.30	0.56
Total from investment operations		3.07	0.36	1.06	1.51	0.64
Less dividends and distributions from:
Net investment income		(0.28)	(0.25)	(0.23)	(0.17)	(0.02)
Net realized gain		(0.58)	(0.15)	(0.12)	–*	–
Total dividends and distributions		(0.86)	(0.40)	(0.35)	(0.17)	(0.02)
Net asset value, end of period		$14.84	$12.63	$12.67	$11.96	$10.62
Total return[3]		25.02%	2.94%	9.14%	14.29%	6.39%
Ratios and supplemental data:
Net assets, end of period (in millions)		$2	$3	$2	$1	$1
Ratio of expenses to average net assets		0.60%	0.60%	0.73%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]		0.97%	0.93%	0.94%	0.76%	0.81%
Ratio of net investment income to average net assets		1.89%	2.12%	1.82%	1.87%	1.64%
Ratio of net investment income to average net assets prior to fees waived[4]		1.52%	1.79%	1.61%	1.86%	1.58%
Portfolio turnover		29%	40%	28%	27%	4%[5]
*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

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		Year ended
Class I shares	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period		$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]		0.29	0.27	0.24	0.24	0.09
Net realized and unrealized gain (loss)		2.78	0.10	0.84	1.30	0.56
Total from investment operations		3.07	0.37	1.08	1.54	0.65
Less dividends and distributions from:
Net investment income		(0.29)	(0.26)	(0.25)	(0.20)	(0.03)
Net realized gain		(0.58)	(0.15)	(0.12)	–*	–
Total dividends and distributions		(0.87)	(0.41)	(0.37)	(0.20)	(0.03)
Net asset value, end of period		$14.83	$12.63	$12.67	$11.96	$10.62
Total return[3]		25.05%	3.07%	9.39%	14.56%	6.49%
Ratios and supplemental data:
Net assets, end of period (in millions)		$334	$297	$301	$282	$87
Ratio of expenses to average net assets		0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to fees waived[4]		0.64%	0.64%	0.69%	0.65%	0.72%
Ratio of net investment income to average net assets		2.00%	2.21%	2.04%	2.14%	1.97%
Ratio of net investment income to average net assets prior to fees waived[4]		1.86%	2.07%	1.85%	1.99%	1.75%
Portfolio turnover		29%	40%	28%	27%	4%[5]
*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

45

		Year ended
Class R6 shares	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period		$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]		0.29	0.27	0.24	0.25	0.09
Net realized and unrealized gain (loss)		2.79	0.10	0.84	1.29	0.56
Total from investment operations		3.08	0.37	1.08	1.54	0.65
Less dividends and distributions from:
Net investment income		(0.29)	(0.26)	(0.25)	(0.20)	(0.03)
Net realized gain		(0.58)	(0.15)	(0.12)	–*	–
Total dividends and distributions		(0.87)	(0.41)	(0.37)	(0.20)	(0.03)
Net asset value, end of period		$14.84	$12.63	$12.67	$11.96	$10.62
Total return[3]		25.16%	3.07%	9.40%	14.56%	6.49%
Ratios and supplemental data:
Net assets, end of period (in millions)		$70	$80	$86	$93	$3
Ratio of expenses to average net assets		0.48%	0.50%	0.50%	0.49%	0.50%
Ratio of expenses to average net assets prior to fees waived[4]		–	0.50%	0.53%	–	0.57%
Ratio of net investment income to average net assets		2.02%	2.24%	2.03%	2.17%	1.89%
Ratio of net investment income to average net assets prior to fees waived[4]		–	2.24%	2.00%	–	1.82%
Portfolio turnover		29%	40%	28%	27%	4%[5]
*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

46

		Year ended
Class R shares	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period		$12.62	$12.65	$11.95	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]		0.17	0.19	0.15	0.15	0.05
Net realized and unrealized gain (loss)		2.79	0.10	0.83	1.29	0.57
Total from investment operations		2.96	0.29	0.98	1.44	0.62
Less dividends and distributions from:
Net investment income		(0.15)	(0.17)	(0.16)	(0.11)	–
Net realized gain		(0.58)	(0.15)	(0.12)	–*	–
Total dividends and distributions		(0.73)	(0.32)	(0.28)	(0.11)	–
Net asset value, end of period		14.85	$12.62	$12.65	$11.95	$10.62
Total return[3]		24.14%	2.37%	8.50%	13.61%	6.20%
Ratios and supplemental data:
Net assets, end of period (in millions)		–*	$1	$1	$1	$1
Ratio of expenses to average net assets		1.24%	1.19%	1.26%	1.26%	1.29%
Ratio of expenses to average net assets prior to fees waived[4]		–	–	1.28%	–	1.35%
Ratio of net investment income to average net assets		1.22%	1.53%	1.28%	1.35%	1.09%
Ratio of net investment income to average net assets prior to fees waived[4]		–	–	1.26%	–	1.03%
Portfolio turnover		29%	40%	28%	27%	4%[5]
*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

47

How to read the financial highlights
Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.
Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”
Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.
Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.
Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.
Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.
Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.
Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

48

Broker-defined sales charge waiver policies
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase the Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

Merrill Lynch:
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers for Class A shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).
Shares purchased through a Merrill Lynch affiliated investment advisory program.
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e.  systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.
CDSC waivers on Class A, B, and C shares available at Merrill Lynch
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
Shares acquired through a right of reinstatement.
49

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee- based accounts or platforms (applicable to A and C shares only).
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent
Breakpoints as described in this Prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Ameriprise Financial:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Morgan Stanley:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management:
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
50

Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):
Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within  90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC waivers on Class A, B, and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation
Breakpoints as described in this Prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
51

Robert W. Baird & Co. Incorporated (“Baird”):
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within  90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
A shareholder in Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR- SEPs
CDSC Waivers on Class A and C Shares Available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time.
Oppenheimer & Co. Inc. (“OPCO”)
Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
52

Shares purchased through a OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B, and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott, LLC (“Janney”):
If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
53

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.
*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”):
Effective on or after April 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this Prospectus or the SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Transaction Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.
Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Transaction Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transaction Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
54

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Transaction Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same Transaction Funds so long as the following conditions are met:
1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and. purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
The death or disability of the shareholder.
Systematic withdrawals with up to 10% per year of the account value.
Return of excess contributions from an Individual Retirement Account (IRA).
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
Shares exchanged in an Edward Jones fee-based program.
Shares acquired through NAV reinstatement.
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
Initial purchase minimum: $250
Subsequent purchase minimum: none
Minimum Balances
55

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.
Front-end sales charge waivers on Class A shares
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.

Additional information

Contact information

Delaware Distributors, L.P.
6301 Glenwood Street
Overland Park, Kansas 66202
913 236-2000
888 923-3355
56

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Delaware Distributors, L.P. at the address and telephone number above. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at ivyinvestments.com. Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
IPS-PRO 1/22
Investment Company Act number: 811-06569

57

Statement of Additional Information
Delaware Funds
Nasdaq ticker symbols
	Class A	Class E	Class I	Class R6	Class R
Delaware Sustainable Equity Income Fund (formerly Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)	IDAAX	IDAEX	IDAIX	IDANX	IDARX

[____________], 2022
6301 Glenwood Street, Overland Park, KS 66202
For a Prospectus, Performance, and Information on Existing Accounts: 913 236-2000
Toll Free: 888 923-3355
Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of 45 separate series, one of which (the “Fund”) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated [__________], 2022, as it may be amended from time to time.
This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.
The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Fund’s distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers.  The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355. Copies of the Annual and/or Semiannual Reports also are available at ivyinvestments.com.
IPS-SAI 1/22

Organization and Classification
This SAI describes the Fund, which is a series of the Trust. The Fund offers Class A and Class E and Class R shares (the “Retail Classes”). In addition, the Fund offers Class I and Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust).  Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to the Fund as described under “Investment Manager and Other Service Providers.”
Effective July 1, 2021, Class N shares were renamed Class R6 for each applicable Fund.
Organization
The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Ivy Predecessor Funds”).  The Trust has 45 separate series. This SAI provides disclosure for one of these series.
Effective July 1, 2021, the Fund (hereinafter, the Fund along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the prior investment adviser of the Fund (the “Transaction”) as follows:

Former Name	New Name
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Effective November 15, 2021, the Fund changed its name to Delaware Ivy S&P 500 Dividend Aristocrats Index Fund.
Effective July [_____], 2022, the Fund changed its name to Delaware Sustainable Equity Income Fund.
Classification
The Fund is an open-end management investment company and a series of the Trust.
The Fund is “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. The Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).
Investment Objective, Restrictions, and Policies
Investment Objective
The Fund’s investment objective is described in the Prospectus.
Fundamental Investment Restrictions
The following, set forth in their entirety, are the Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for the Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to the Fund (unless otherwise specified):
1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one or more particular industries, except that the Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of determining whether the Fund is concentrated in an industry or group of industries, the Fund may concentrate its investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark.
Non-Fundamental Investment Restrictions
The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”), and may be changed by the Board without shareholder approval:
1. Investment in other investment companies:
The Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
2. Investment in illiquid securities:
The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.
3. Investment in Financial Instruments:

The Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.
4. Restrictions on selling short:
The Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Diversification:
The Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
An investment policy or restriction that states a maximum percentage of the Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.
Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.
The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

For the fiscal years ended September 30, 2020 and 2021, the Fund’s portfolio turnover rates were as follows:
Fund	2021	2020
Delaware Sustainable Equity Income Fund	29%	40%
Investment Strategies and Risks
The Fund’s investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Fund’s investment strategies and risks that are included in the Prospectus. The Fund’s investment strategies are nonfundamental and may be changed without shareholder approval.
Securities — General
The main types of securities in which the Fund may invest, subject to its investment policies and restrictions, include common stocks and debt securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts into common stock. The Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, the Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of the Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.
There are certain risks associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.
Subject to its investment policies and restrictions, the Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.
Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.
Subject to its investment policies and restrictions, the Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by the Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of the Fund to achieve its investment objective(s).
Subject to its investment policies and restrictions, the Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
•
Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•
Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•
Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, the Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.
Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.
Specific Securities and Investment Practices
Banking Industry and Savings and Loan Obligations
Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and the Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.
Borrowing
The Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies
Foreign Securities. Subject to its investment policies and restrictions, the Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.
Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.
The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.
The Manager believes that the Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.
However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.
Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.
Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
As a general rule, the country designation for a security for purposes of the Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.
Foreign Currencies. Subject to its investment policies and restrictions, the Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.
Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, the Fund may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, the Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding the Fund's use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.
Because the Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.
The Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.
Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Unless the Fund contains an alternative definition of an emerging market country in its prospectus, the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.
As noted above, the country designation for a security for purposes of the Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. Some of the risks to which the Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the US dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.
Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Illiquid Investments
Rule 22e-4 under the 1940 Act provides that the Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e-4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Fund that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Fund and categorizing the Fund's investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).
Initial Public Offerings
Under certain market conditions, the Fund may invest in a company at the time of its initial public offering (IPO).
Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Investment Company Securities
The Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if the Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.
Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means the Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that the Fund otherwise would have to invest indirectly in certain developing markets. The Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.
Business Development Companies (BDCs). Subject to its investment policies and restrictions, the Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.
Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.
Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.
BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
Exchange-Traded Funds (ETFs). Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, the Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, the Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by the Fund).
Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using the Fund's assets to track the return of a particular stock index.
Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Lending Securities
For the purpose of realizing additional income or offsetting expenses, the Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under the Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.
If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.
In addition, a borrower must collateralize any securities loans that it receives from the Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.
There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.
The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.
Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.
There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.
Money Market Instruments
Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.
Options, Futures and Other Derivatives Strategies
General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments).
Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of the Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Fund.
In 2020, the SEC adopted a new rule that will impact the ability of the Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage the Fund's assets could have an adverse impact on the Fund.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase)may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the CEA and the regulations thereunder.
In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Fund.
Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, the Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.
In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, the Fund will limit its investment in NDFs as discussed above.
CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:
(1) As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
(2) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(3) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.
(4) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the

United States; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.
Cover. Certain transactions using Financial Instruments expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Risks of Options on Securities. Options can offer large amounts of leverage, which may result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by the Fund, as well as any loss of expected benefit of the transaction.
The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.
If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.
Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.
Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by the Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows the Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of the Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.
Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. There also is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When the Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the Fund were required to take such a position, it could bear substantial losses.
The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction.
Index Futures. When the Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.
It also is possible that, where the Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.
Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Fund is not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.
On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts, as well as swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-US located platforms. For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).
Compliance with the Position Limit Rules will not be required, for the “core” energy and metal futures contracts, until January 2022, and for economically equivalent swaps, until January 2023. The full implementation of the Fund’s investment strategies could be negatively impacted by the existing or any future position limits regulations.
Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, the Fund's investment exposure gained through these combined positions could exceed its net assets.
Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars. The Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.
A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.
The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts.
Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.
In a long total return equity swap, the Fund will receive, and, in a short total return swap, the Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.
The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.
Swap agreements may shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.
Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.
The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, the Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.
To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.
Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Payment-In-Kind (PIK) Securities
Subject to its investment policies and restrictions, the Fund may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although the Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, the Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.
It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for the Fund to dispose of them or to determine their current value.
Real Estate Investment Trust (REIT) Securities
Subject to its investment policies and restrictions, the Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund's investments in REITs will consist of shares issued by equity REITs.
Repurchase Agreements and Reverse Repurchase Agreements
The Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.
The majority of repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.
Restricted Securities
Subject to its investment policies and restrictions, the Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
The Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act.
There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.
Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than the fair market value.
In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, the Fund may be less able to predict a loss. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. The Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders’ interests in connection with corporate actions by the privately held company. The Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager’s service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.
Short Sales Against the Box
Subject to its investment policies and restrictions, the Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. The Fund does not have any present intention to sell securities short in this fashion.
US Government Securities
US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.
Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.
Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.
If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.
US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.
Warrants and Rights

Subject to its investment policies and restrictions, the Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.
When-Issued and Delayed-Delivery Transactions
Subject to its investment policies and restrictions, the Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.
The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's NAV.
When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.
The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.
Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.
The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.
Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries.  These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.
IBOR Transition Risk
The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR was a common benchmark interest rate index used to make adjustments to variable-rate loans and was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation.
In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Over the past several years, various regulators and industry bodies have worked together to identify alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs.  The majority of LIBOR rates were phased out at the end of 2021.
There remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR.  For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity.  While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Disclosure of Portfolio Holdings Information
The Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of the Fund’s holdings on a shareholder's statement.  Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 888 923-3355.
Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.
The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), Waddell & Reed Services Company, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer, and the Fund’s proxy voting service. These entities are obligated to keep such information confidential.
Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.
To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.
The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.
Management of the Trust
Trustees and officers
The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.
As of March 31, 2022, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Fund.
Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Ofﬁcer, and Trustee	President and Chief Executive Ofﬁcer since August 2015 Trustee since September 2015	146
Global Head of Macquarie Investment Management[2] (January 2019–Present); Head of Americas of Macquarie Group (December 2017–Present); Deputy Global Head of Macquarie Investment Management (2017–2019); Head of Macquarie Investment Management Americas (2015–2017)
					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	146	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	None

Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	146	Private Investor (March 2004–Present)	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	146	Chief Executive Ofﬁcer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	146	Private Investor (April 2011–Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	146	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)
Director, Valparaiso University (2012-Present)
Director, TechAccel LLC (2015-Present) (Tech R&D)
Board Member, Kansas City Repertory Theatre (2015-Present)
Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)
Kansas City Campus for Animal Care (2018-Present)
Director, National Association of Manufacturers (2010-2015)
Director, The Children’s Center (2003-2015)
Director, Metropolitan Affairs Coalition (2003-2015)
Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)
Trustee, Ivy NextShares (2019)

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	146	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)
Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)
Director — Drexel Morgan & Co. (2015–December 2019)
Director, Audit and Compensation Committee Member  — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020–Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	146
President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)
Director and Shareholder, Valliance Bank (2007-Present)
Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)
Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)
Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)
Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)
Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)
Independent Chairman and Trustee, Ivy NextShares (2016-2019)

Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	146	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)
Director, Hall Family Foundation (1993-Present)
 Director, Westar Energy (utility) (2004-2018)
Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)
Director, Turn the Page KC (non-profit) (2012-2016)
Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)
Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)
Director, American Shared Hospital Services (medical device) (2017-2021)
Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)
Director, Stowers (research) (2018)
Co-Chair, Women Corporate, Directors (director education) (2018-2020)
Trustee, Ivy NextShares (2019)
Director, Brixmor Property Group Inc. (2021-Present)

					Director, Sera Prognostics Inc. (biotechnology) (2021-Present) Director, Recology (resource recovery) 2021-Present)
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	146
Private Investor (January 2017–Present)
Chief Executive Ofﬁcer — Banco Itaú International (April 2012–December 2016)
Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)
Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019–Present)
Director; Audit Committee Member  — New Senior Investment Group Inc. (January 2021–September 2021)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018– December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	146	Vice Chairman (2010–April 2013) — PNC Financial Services Group
Director — HSBC North America Holdings Inc. (December 2013–Present)
Director — HSBC USA Inc. (July 2014–Present)
Director — HSBC Bank USA, National Association (July 2014–March 2017)
Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	146	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)
Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)
Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–October 2021), The Merger Fund VL (2013–October 2021), WCM Alternatives: Event-Driven Fund (2013–October 2021), and WCM Alternatives: Credit Event Fund (December 2017–October 2021)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	146	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Ofﬁcers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Ofﬁcer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive ofﬁcer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Fund’s Manager and principal underwriter.
3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4
David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund.

The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.
Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$930	none	$500,000
Thomas L. Bennett (Chair)	$1,222	none	$373,000

Ann D. Borowiec	$741	none	$332,500
Joseph W. Chow	$902	none	$364,000
H. Jeffrey Dobbs[2]	$190,170	none	$225,586
John A. Fry	$835	none	$350,500
Joseph Harroz, Jr.[2]	$249,920	none	$289,336
Sandra A.J. Lawrence[2]	$190,502	none	$226,003
Frances A. Sevilla-Sacasa	$807	none	$358,000
Thomas K. Whitford	$854	none	$367,000
Christianna Wood	$930	none	$373,000
Janet L. Yeomans	$925	none	$370,643
[1]
Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware and Ivy Funds by Macquarie family (150 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]
Information relating to compensation paid for the fiscal year ended September 30, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

Board Leadership Structure
Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to the Fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.
Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.
Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.
Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.
The Board has the following committees:
Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford (ex officio), Chair; Frances Sevilla-Sacasa; H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The predecessor Audit Committee held three meetings from January 1, 2021 through April 30, 2021 and the Audit Committee held three meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.
Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held two meetings from January 1, 2021 through April 30, 2021 and the Nominating and Corporate Governments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.
In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.
Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.
Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.
Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.
Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer

would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.
H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.
John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.
Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”).  The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.
Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.
Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.
Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.
Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.
Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business.  He joined the firm as President of Macquarie Investment Management – Americas in 2015.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”
Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees.  The Committee of Independent Trustees held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.
Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports.  Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees:  Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio).  The predecessor Investments Committee (formerly, the Investment Oversight Committee) held one meeting from July 1, 2020 through April 30, 2021 and the Investments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year. during the Trust’s last fiscal year.
Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund’s transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.
The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.
The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.
The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Code of Ethics
The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.
Proxy Voting Policies
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Macquarie affiliates advising the Fund (collectively, “Macquarie Asset Management”), as applicable, will vote such proxies pursuant to Macquarie Asset Management’s (“MAM”) Proxy Voting Policies and Procedures (the “Procedures”). MAM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MAM’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MAM to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.
In order to facilitate the actual process of voting proxies, MAM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and MAM’s other clients and provide MAM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at ivyinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.
When determining whether to invest in a particular company, one of the factors MAM may consider is the quality and depth of the company’s management. As a result, MAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MAM’s votes are cast in accordance with the recommendations of the company’s management. However, MAM may vote against management’s position when it runs counter to MAM’s specific Proxy Voting Guidelines (the “Guidelines”), and MAM will also vote against management’s recommendation when MAM believes such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Because the Trust has delegated proxy voting to MAM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MAM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MAM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MAM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MAM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If MAM’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MAM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.
Investment Manager and Other Service Providers
Investment Manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.
Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles.  The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.
The Fund’s Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.
As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:
Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Sustainable Equity Income Fund	0.35% of net assets up to $1 billion 0.33% of net assets over $1 billion and up to $2 billion 0.31% of net assets over $2 billion and up to $5 billion 0.30% of net assets over $5 billion
During the last three fiscal years, the Fund paid the following investment management fees to its investment advisor:
Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Sustainable Equity Income Fund	$1,443,820 earned $1,443,820 paid $0 waived	$1,368,402 earned $1,368,402 paid $0 waived	$1,335,972 earned $1,255,395 paid $80,577 waived
The Fund shall pay the Manager an annual management fee as a percentage of average daily net assets.  Management fees are accrued daily and paid monthly.
Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

The Manager has also entered into sub-advisory agreements on behalf of the Fund, as described below, with MIMGL and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).
Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek quantitative support from MIMGL, and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager.
Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.
Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund. During the Fund’s last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the sub-advisory agreements.
Distributor
The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund’s shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Fund’s last three fiscal years, the Fund’s distributor received net commissions from the Fund on behalf of its Class A shares, after reallowances to dealers, as follows:
Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Sustainable Equity Income Fund
9/30/2021	$1,404	$443	$961
9/30/2020	$1,808	$44	$1,764
9/30/2019	$1,633	$24	$1,609
During the Fund’s last three fiscal years, the Fund’s distributor received net commissions from the Fund on behalf of its Class E shares, after reallowances to dealers, as follows:
Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Sustainable Equity Income Fund
9/30/2021	$1,468	$858	$610
9/30/2020	$1,682	$1,347	$335
9/30/2019	$0	$0	$0
During the Fund’s last three fiscal years, the Fund’s distributor, received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and Class E shares as follows:
Fiscal Year End	Class A	Class E

Delaware Sustainable Equity Income Fund
9/30/2021	$0	$0
9/30/2020	$24	$0
9/30/2019	$0	$0

Distribution Services
Under the Distribution Agreement entered into between the Trust and the Distributor, the Distributor serves as principal underwriter and distributor to the Fund.
Under the Distribution and Service Plan (Plan) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), for Class A shares, the Fund may pay the Distributor a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.
Under the Plan, for Class E shares, the Fund that offers these shares may pay the Distributor a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class E shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.
Under the Plan, for Class R shares, the Fund that offers these shares may pay the Distributor a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.
Class I and Class R6 shares are not covered under the Plan.
The Distributor offers the Fund’s shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, the Distributor pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares, as applicable. The Plan permits the Distributor to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that the Distributor may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.
The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. The Distributor may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.
For the fiscal year ended September 30, 2021, the Fund paid (or accrued) the following amounts as distribution fees and service fees:

Fund	Class A	Class E	Class R
Delaware Sustainable Equity Income Fund	$10,632	$7,065 paid $3,429 including waiver	$3,567

The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit the Fund and its shareholders of the affected class through the Distributor’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that its shareholders of a particular class may benefit to the extent that the Distributor’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.
To the extent that the Distributor incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Delaware Funds, the Distributor typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.
The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).
Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.
Shareholder Services
Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6301 Glenwood Street, Overland Park, KS 66202.
Under the Shareholder Servicing Agreement with respect to Class A and Class E shares of the Fund, the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.
For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Fund to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.
WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for the Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.
With respect to Class I shares, the Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.
With respect to Class R shares, the Fund that offers this share class pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, the Fund that offers this share class pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.
Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:
Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Sustainable Equity Income Fund
Including waiver Excluding waiver	$49,901 $506,041	$39,554 $462,261	$2,386 $451,928

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.
The Fund also pays certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by the Manager or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:
Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Sustainable Equity Income Fund
Including waiver Excluding waiver	$51,765 $55,584	$48,422 $50,235	$12 $54,469
Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.
Accounting Services
Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or a sub-agent) provides certain of the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.
Under the Accounting and Administrative Services Agreement, the Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.
Accounting Services Fee
Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, the Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.
Fees paid to WISC during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 for each of the Fund were as follows:
Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Sustainable Equity Income Fund	$132,168	$127,971	$128,934

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Fund pays the fees and expenses of the Independent Trustees.

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to certain of the Fund. Those services include performing functions related to calculating the Fund’s NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges.
Custodial and Auditing Services
The Fund’s custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York.  In general, the custodian is responsible for holding the Fund’s cash and securities. [______________________], the Fund’s independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of the Fund.  The Board has selected [___], to serve as the current independent registered public accounting firm for the Fund.
Securities Lending Agent
The Board has approved the Fund’s participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. During the fiscal year ended September 30, 2021, the Fund did not engage in securities lending activity
Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers
I. Delaware Management Company
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Barry Gladstein* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 1	$419.1 million $0 $625.0 thousand	0 0 0	$0 $0 $0
Chris Gowlland* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 3	$2.6 billion $0 $4.4 billion	0 0 0	$0 $0 $0

*Mssrs. Gladstein and Gowlland were appointed to the Delaware Sustainable Equity Income Fund in November 2021.  Other Accounts managed information is as of December 31, 2021.
Description of Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.
Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Compensation Structure
Each portfolio manager’s compensation consists of the following:
Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus - Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from April 1 of that year.  Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group's ability to attract and retain high quality staff.  Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.
Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Ownership of Securities
As of September 30, 2021, the portfolio managers did not own any shares of the Fund.
Trading Practices and Brokerage
The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.
One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund.
With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.
The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the Manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Manager otherwise may combine orders for the Fund with those of the non-Transaction Funds or the Transaction Funds, or other accounts for which it has investment discretion, including accounts affiliated with the Manager. The Manager, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for the Fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, the Manager ordinarily will allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.
For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.
Similarly, to the extent permitted by applicable law, the Fund’s sub-advisor may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.
Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.
Fund sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). The Fund’s sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.
To effect the portfolio transactions of the Fund, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Manager has investment discretion.
Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.
The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager. The Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits the Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.
The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.
Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in the Fund’s portfolio or being considered for purchase.
The following table sets forth the brokerage commissions paid by the Fund during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.
During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows:
	2021	2020	2019
Delaware Sustainable Equity Income Fund	$31,076	$35,523	$25,248

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended September 30, 2021 for the Fund. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Delaware Sustainable Equity Income Fund	$0	$0
As of September 30, 2021, the Fund did not hold any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.
The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.
The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Sales Charges for Class A and Class E Shares
The Distributor reallows to broker-dealers a portion of the sales charge paid for purchases of Class A or Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class A and Class E shares and the CDSC for certain Class A shares and Class E shares are paid to financial advisors and registered representatives of third-party broker-dealers. The Distributor may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.
The Distributor may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:
•	1.00% - Sales of $250,000 to less than $4 million
•	0.50% - Sales of $4 million to less than $50 million
•	0.25% - Sales of $50 million or more
On each purchase of the Class A and Class E shares of the Fund offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in the Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).
Capital Structure
Capitalization
The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Fund’s Institutional Classes may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

Noncumulative Voting
The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.
Purchasing Shares
The Shares of the Fund
The shares of the Fund represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.
The Fund offers Class A, Class E, Class R, Class I and Class R6 shares.
Class A and Class E shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.
Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal dividend, liquidation and redemption rights. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of the Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.
The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.
Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.
To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.
Purchase, Redemption and Pricing of Shares
Purchase of Shares
Minimum Initial and Subsequent Investments
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases:
For Class A and Class E shares, initial investments must be at least $750 with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Delaware Funds. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios.
With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

For Class I shares, Class R6 shares and Class R shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.
The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Manager deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Fund may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Fund will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Fund will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Fund must comply with the applicable laws of certain states.
Reduced Sales Charges (Applicable to Class A and Class E shares only)
Lower sales charges on the purchase of Class A and Class E shares are available by:
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Rights of Accumulation: Effective July 1, 2021, upon your request, you can combine your holdings or purchases of the Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from the Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time.  This feature may be available at a later time.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than 90 days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the 30 calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.
Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI. You cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time in order to fulfill your LOI. This feature may be available at a later time.
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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.
With respect to purchases under retirement plans:
1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.
2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.
3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.
In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.
If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A or Class E shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.
Large Purchases
Reduced sales charges apply to large purchases of the Class A and Class E shares of any of the funds within the Delaware Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A and Class E shares in any of the funds within the Delaware Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge.
Net Asset Value Purchases of Class A and Class E Shares
Class A and Class E shares of the Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Delaware Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the Distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company, and (for Class A shares only) former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA through the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A and Class E shares at NAV into new accounts that are established after October 31, 2019.
For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by the Distributor or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.
Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.
Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.
Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements may purchase Class A and Class E shares at NAV.
Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.
Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.
Purchases of Class E shares may be made at NAV for InvestEd 529 Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.
Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I shares may purchase Class A shares at NAV.
Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into sub-advisory agreements may purchase Class A and Class E shares at NAV.
Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.
Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.
Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to the predecessor parent company as the broker-dealer of record at the time of transfer or rollover.
Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Delaware Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.
Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd 529 Plan sponsored by the predecessor parent company due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.

Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.
Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company may purchase Class A shares at NAV.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.
For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.
There is no front-end sales charge when you purchase $250,000 or more of Class A or Class E shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A or Class E shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A or Class E shares being redeemed were purchased; or (2) the NAV of such Class A or Class E shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A or Class E shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A or Class E shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” for a description of the dealer commission that is paid.
Sales Charge Waivers for Certain Transactions
Class A or Class E shares may be purchased at NAV through:
Effective July 1, 2021, Class A or Class E shares may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.
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Exchange of Class A or Class E shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class E shares may be purchased at NAV through:
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Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer, and (iii) the selling agreement or any other agreement between the Distributor and the broker-dealer does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds. Additional contributions made to your InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.
Reasons for Differences in the Public Offering Price of Class A and Class E Shares
As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A and Class E shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.
In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A and Class E shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by the Distributor. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.
Investment Plans
Group Systematic Investment Program
Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund and the Distributor do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Fund or the Distributor may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Converting Shares
Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.
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If you hold Class A shares and are eligible to purchase Class I shares or Class R6 shares as described in the sections entitled Class I Shares or Class R6 Shares in the Prospectus, you may be eligible to convert your Class A shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares in the Prospectus, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

A conversion from Class A shares to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.
If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.
Retirement Plans and Other Tax-Advantaged Savings Accounts
Your account may be set up as the funding vehicle for a retirement plan or other tax-advantaged savings account. The dollar limits specified below may change for subsequent years.
Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2022. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.
Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $214,000 for 2022 is not affected by his or her spouse’s active participant status.
An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by the Distributor.
Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59½ (or certain other conditions apply).
Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.
Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.
Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan- type does not include 401(k) or Roth 401(k) options.
Individual 401(k)/Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500.
Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.
Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.
457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.
403(b)(7)/TSAs — Custodial Accounts and ERISA 403(b) Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.
Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.
More detailed information about these arrangements and applicable forms are available from the Distributor. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Determining Offering Price and Net Asset Value
Determination of Offering Price
Orders for purchases and redemptions of Class A or Class E shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Fund’s other share classes are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.
Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Fund’s next Business Day.
The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.
Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.
Each Class of the Fund will bear a pro rata portion of the common expenses of the Fund. Each class of the Fund will record a pro rata portion of income earned by the Fund. The pro rata calculation will be based on each class’s percentage of net assets in the Fund. The Institutional share classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact the Fund's valuation policies following the effective compliance date in September 2022.
Redemption and Exchange
General Information
The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable.
Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
Shareholders who choose to redeem their Class A shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of the Distributor, employees of the Distributor or of any of its affiliates, current financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.
Flexible Withdrawal Service for Class A Shareholders
You may arrange to receive through the Flexible Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of any of the funds within the Delaware Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.
The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.
You can choose to have shares redeemed to receive:
1. a monthly, quarterly, semiannual or annual payment of $50 or more;
2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or
3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).
Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.
Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.
The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.
After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.
Flexible Withdrawal Service for Class E Shareholders
You may arrange to receive through the Service regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class E shares that you own in the Fund. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.
The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.
You can choose to have shares redeemed to receive:
1. A monthly, quarterly, semiannual or annual payment of $50 or more;
2. A monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or
3. A monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).
The Service is subject to the following conditions:
1. Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.
2. Withdrawal must be used for “qualified higher education expenses” (as defined in the Code).
Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.
The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment. You may, at any time, change the manner in which you have chosen to have the shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust also can terminate the Service by notifying you in writing.
After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.
Exchange of Shares
You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see “Redemption and Exchange—Limitations on Exchanges” if you are a shareholder of a Transaction Fund.
Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios
Class A Share Exchanges
Once a sales charge has been paid on Class A shares of a Delaware Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Delaware Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.
You may exchange Class A shares you own in another Delaware Fund or shares of InvestEd Portfolios for Class A shares of a Delaware Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.
There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Minimum initial investment and subsequent investment requirements apply to such exchanges.
You may redeem your Class A shares of a Delaware Fund and use the proceeds to purchase Class I shares of the Fund if you meet the criteria for purchasing Class I shares.
Class E Share Exchanges
Class E shares of a Delaware Fund may be exchanged for Class E shares of any other fund within the Delaware Funds that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your Delaware Funds InvestEd 529 Plan account twice each calendar year or upon a change in the Designated Beneficiary on the account.
Class I Share Exchanges
Class I shares of a Delaware Fund may be exchanged for Class I shares of any other fund within the Delaware Funds that offers Class I shares.
Class R6 Share Exchanges
Class R6 shares of a Delaware Fund may be exchanged for Class R6 shares of any other fund within the Delaware Funds that offers Class R6 shares.
Class R Share Exchanges
Class R shares of a Delaware Fund may be exchanged for Class R shares of any other fund within the Delaware Funds that offers Class R shares.
General Exchange Information
You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico, and the US Virgin Islands. In addition, each fund within the Delaware Funds also may be sold in Guam.
The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.
The Delaware Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Delaware Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.
An exchange is considered a taxable event and may result in a capital gain or a capital loss, for federal income tax purposes.
The transfer agent for the Delaware Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.
Abandoned Property
It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Reinvestment Privilege

The Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A and Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A and Class E shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days for Class E shares and 90 calendar days for Class A shares after your redemption request was received in good order, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of the Fund. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed.  Shareholders impacted by a Transaction Fund liquidation have up to 90 days to buy back into Class A shares of another Transaction Fund at NAV upon reentry and notification to the transfer agent or the shareholder’s financial intermediary.
This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
The Fund also offers a reinvestment privilege for certain Class A and Class E shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A and Class E (as applicable) shares of the Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received.
Your written request to do this must be received within 60 calendar days for Class E shares and 90 calendar days for Class A shares after your redemption request was received in good order. You can do this only once each calendar year as to certain Class A and Class E shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
Mandatory Redemption of Certain Small Accounts
The Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.
Limitations on Exchanges
If you received shares of a Transaction Fund, you may not be able to exchange shares of your Fund into other non-Transaction Funds at the current time.

Distributions and Taxes
Taxes
General
The Fund is treated as a separate corporation for federal tax purposes. The Fund has elected and qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year (Distribution Requirement) and must meet several additional requirements. For the Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

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at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that the Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by the Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. The Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.
The Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain – a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Dividends and other distributions the Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.
The Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.
When the Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Partnerships and QPTPs
A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.
Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.
Income from Foreign Securities
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Subject to its investment policies and restrictions, the Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.
Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, the Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election. If the Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.
Foreign Currency Gains and Losses
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
The Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.
Income from Financial Instruments and Foreign Currencies
The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.
The Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While the Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, the Fund's status as a RIC might be affected. The Fund intends to monitor developments in this area.
Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.
Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which the Fund may invest will be “Section 1256 contracts.” Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise

Tax. The Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain the Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.
Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, the Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If the Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.
Offsetting positions the Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
The premium the Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
Income from REITs
Subject to its investment policies and restrictions, the Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.
Under a 2006 Notice issued by the IRS, a portion of the Fund’s income from a US REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.
Income from OID Securities
Subject to its investment policies and restrictions, the Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because the Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Investments in Convertible Securities
Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Shareholder Tax Considerations
Dividends the Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain – a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions.
Distributions to you of the Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from the Fund, regardless of whether they are received in cash or additional Fund shares.
Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.
Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.
A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Fund will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs the Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations – which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.
Individual shareholders of the Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a US trade or business.
Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from the Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.
Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.
Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

The foregoing is an abbreviated summary of certain federal income tax considerations affecting the Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
Performance Information
To obtain the Fund’s most current performance information, please call 888 923-3555 or visit our website at delawarefunds.com.

Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.
Financial Statements
The Fund’s Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of [___________________], the independent registered public accounting firm for the Trust, for the fiscal year ended September 30, 2021, are included in the Fund’s Annual Reports to shareholders. The financial statement information for fiscal years ended prior to September 30, 2021 were audited by the Fund’s prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the report of  [___] listed above are incorporated by reference from the Annual Reports into this SAI. [____], which is located at [_____________________________], was selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2022.
Principal Holders
As of January 3, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Fund. Management does not have knowledge of beneficial owners.
Class	Name and Address of Account	Percentage
DELAWARE SUSTAINABLE EQUITY INCOME FUND
Class A	Ameritrade Clearing Omaha, NE	12.79%
	Lpl Financial Services San Diego, CA	19.01%
Class E	Steven W Hunt Alamo Heights, TX	9.03%
Class I	Lpl Financial Services San Diego, CA	72.79%
	Mitra & Co Milwaukee, WI	20.19%
Class R	Pai Trust De Pere, WI	100.00%
Class R6	Ivy Invested 70 Portfolio Shawnee Msn, KS	6.75%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	81.87%

Appendix A — Description of Ratings
Corporate Obligation Ratings
Moody’s Investment Grade
Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.
A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.
Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.
Moody’s Below Investment Grade
Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Bonds rated B are considered speculative and are subject to high credit risk.
Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P®
The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
Investment Grade
AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Below Investment Grade
BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
A-1

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.
D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.
Short-Term Debt Ratings
Moody’s
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:
P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.
P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P®
S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2

Appendix B — Trustee Compensation
The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Funds Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2021, the Trustees of the Transaction Funds prior to and after April 30, 2021 and the Trustees of the Transaction Funds prior to April 30, 2021 received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Funds Complex:
Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	$157,298	$186,667	$45,000
H. Jeffrey Dobbs	$190,170	$225,586	$0
James D. Gressett	$165,732	$196,667	$37,500
Joseph Harroz, Jr.[2]	$249,920	$289,336	$10,000
Glendon E. Johnson, Jr.	$165,732	$196,667	$0
Sandra A.J. Lawrence	$190,502	$226,003	$0
Frank J. Ross, Jr.	$181,195	$215,000	$0
Michael G. Smith	$168,555	$200,000	$121,250
Edward M. Tighe[3]	$83,113	$98,750	$7,875
1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.
3 Retired as of December 31, 2020.
Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	$0	$0
Philip J. Sanders	$0	$0
1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds’ prior investment manager or its affiliates.
The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Fund, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.
Under the Ivy Predecessor Funds board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.
Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee
B-1

Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016.  The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Fund discontinued payments under the plan on that date.
A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.
Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.
The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.
The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended September 30, 2021:
Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	$125,828	$150,000
John A. Dillingham	$35,508	$42,500
Frederick Vogel III	$45,330	$58,875
1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

B-2

PART C
(Ivy Funds)
File Nos. 033-45961/811-06569

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
(1) Executed Amended and Restated Agreement and Declaration of Trust (August 15, 2017) incorporated into this filing by reference to Post-Effective Amendment No. 146 filed September 1, 2017.
(i)
Amended and Restated Schedule A (July 1, 2021) to the Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 183 filed September 14, 2021.

	(b)	By-Laws. By-Laws (November 13, 2008) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed January 29, 2010.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)
Executed Investment Management Agreement (April 30, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(i) Exhibit A (May 28, 2021) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
(ii)
Executed Investment Management Fee Reduction Agreement (July 26, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund) and Delaware Ivy Securian Real Estate Securities Fund incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(2)
Executed Sub-Advisory Agreement (April 30, 2021) between LaSalle Investment Management Securities, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy LaSalle Global Real Estate Fund (formerly, Ivy LaSalle Global Real Estate Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(3)
Executed Sub-Advisory Agreement (April 30, 2021) between ProShares Advisors LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund), Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund), Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund) and Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(4)
Executed Sub-Advisory Agreement (April 30, 2021) between Securian Asset Management, Inc. and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy Securian Core Bond Fund (formerly, Ivy Securian Core Bond Fund) and Delaware Ivy Securian Real Estate Securities Fund (formerly, Ivy Securian Real Estate Securities Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(i)
Executed Investment Sub-Advisory Fee Reduction Agreement (April 30, 2021) between Securian Asset Management, Inc. and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(5)
Executed Sub-Advisory Agreement (April 30, 2021) between Wilshire Advisors, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy Wilshire Global Allocation Fund (formerly, Ivy Wilshire Global Allocation Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(e)	Underwriting Contracts.
	(1)	Distribution Agreements.
(i)
Executed Distribution Agreement (April 30, 2021) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(ii)
Executed Sub-Distribution Agreement (April 29, 2021) by and among Delaware Funds®, Delaware Distributors, L.P., Ivy Distributors, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements.
	(1)	Executed Custody Agreement (March 9, 2012) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 73 filed June 1, 2012.
(i)
Amended and Restated Schedule I (November 5, 2018) to the Custody Agreement between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(2)
Executed Foreign Custody Manager Agreement (March 9, 2012) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 82 filed March 5, 2013.

(i)
Amended and Restated Annex I (November 5, 2018) to the Foreign Custody Manager Agreement between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(h)	Other Material Contracts.
(1)
Executed Shareholder Servicing Agreement (November 13, 2008 and as amended May 22, 2012) between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 73 filed June 1, 2012.

(i)
Amended and Restated Appendix A (November 5, 2018) to the Shareholder Servicing Agreement between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(ii)
Amended and Restated Exhibit B (November 5, 2018) to the Shareholder Servicing Agreement between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

	(iii)	Exhibit C (May 31, 2013) to the Administrative and Shareholder Servicing Agreement incorporated into this filing by reference to Post-Effective Amendment No. 84 filed July 26, 2013.
(2)
Executed Accounting and Administrative Services Agreement (November 13, 2008) between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 68 filed March 31, 2010.

(i)
Amended and Restated Appendix A (November 5, 2018) to the Accounting and Administrative Services Agreement between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(3)
Executed Master Interfund Lending Agreement (August 13, 2014) between the Registrant, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company incorporated into this filing by reference to Post-Effective Amendment No. 100 filed September 30, 2014.

	(i)	Amended and Restated Schedule A (November 5, 2018) to the Master Interfund Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.
	(ii)	Amended and Restated Schedule B (November 5, 2018) to the Master Interfund Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.
(4)	Expense Reimbursement Agreements.
(i)
Executed Expense Reimbursement Agreement (October 26, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund incorporated by reference to Post-Effective Amendment No. 184 filed October 28, 2021.

(ii)
Executed Expense Reimbursement Agreement (January 24, 2022) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy California Municipal High Income Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(iii)
Executed Expense Reimbursement Agreement (July 26, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Asset Strategy Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Energy Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy Small Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(iv)
Executed Expense Reimbursement Agreement (July 26, 2021) by and among Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Asset Strategy Fund (formerly, Ivy Asset Strategy Fund), Delaware Ivy Balanced Fund (formerly, Ivy Balanced Fund), Delaware Ivy Core Equity Fund (formerly, Ivy Core Equity Fund), Delaware Ivy Systematic Emerging Markets Equity Fund (formerly, Ivy Emerging Markets Equity Fund), Delaware Ivy Energy Fund (formerly, Ivy Energy Fund), Delaware Ivy Global Bond Fund (formerly, Ivy Global Bond Fund), Delaware Ivy Global Equity Income Fund (formerly, Ivy Global Equity Income Fund), Delaware Ivy Global Growth Fund (formerly, Ivy Global Growth Fund), Delaware Ivy High Income Fund (formerly, Ivy High Income Fund), Delaware Ivy International Core Equity Fund (formerly, Ivy International Core Equity Fund), Delaware Ivy Large Cap Growth Fund (formerly, Ivy Large Cap Growth Fund), Delaware Ivy LaSalle Global Real Estate Fund (formerly, Ivy LaSalle Global Real Estate Fund), Delaware Ivy Limited-Term Bond Fund (formerly, Ivy Limited-Term Bond Fund), Delaware Ivy Managed International Opportunities Fund (formerly, Ivy Managed International Opportunities Fund), Delaware Ivy Mid Cap Growth Fund (formerly, Ivy Mid Cap Growth Fund), Delaware Ivy Mid Cap Income Opportunities Fund (formerly, Ivy Mid Cap Income Opportunities Fund), Delaware Ivy Municipal Bond Fund (formerly, Ivy Municipal Bond Fund), Delaware Ivy Municipal High Income Fund (formerly, Ivy Municipal High Income Fund), Delaware Ivy Natural Resources Fund (formerly, Ivy Natural Resources Fund), Delaware Ivy International Value Fund (formerly, Ivy Pzena International Value Fund), Delaware Ivy Science and Technology Fund (formerly, Ivy Science and Technology Fund), Delaware Ivy Securian Core Bond Fund (formerly, Ivy Securian Core Bond Fund), Delaware Ivy Securian Real Estate Securities Fund (formerly, Ivy Securian Real Estate Securities Fund), Delaware Ivy Small Cap Core Fund (formerly, Ivy Small Cap Core Fund), Delaware Ivy Small Cap Growth Fund (formerly, Ivy Small Cap Growth Fund) and Delaware Ivy Value Fund (formerly, Ivy Value Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(v)
Executed Expense Reimbursement Agreement (November 15, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund and Delaware Ivy Global Bond Fund incorporated by reference to Post-Effective Amendment No. 187 filed November 23, 2021.

(vi)
Executed Expense Reimbursement Agreement (November 23, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Multi-Asset Real Return Fund and Delaware Ivy Total Return Bond Fund incorporated by reference to Post-Effective Amendment No. 187 filed November 23, 2021.

(5)
Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(i)
Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28 2022.

(ii)
Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(iii)
Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(i)	Legal Opinion.
(1) Opinion and Consent of Counsel (July 28, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021
(2)
Opinion and Consent of Counsel (October, 27, 2021) with respect to Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund incorporated by reference to Post-Effective Amendment No. 184 filed October 28, 2021.

(3)
Opinion and Consent of Counsel (January 28, 2022) with respect to Delaware Ivy California Municipal High Income Fund, et al. incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(4)
Opinion and Consent of Counsel (January 28, 2022) with respect to Ivy ProShares Interest Rate Hedged High Yield Index Fund, et al. incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(j)	Other Opinions. Not applicable.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan.
(1)
Amended Distribution and Service Plan under Rule 12b-1 for Class A, Class B, Class C, Class E, Class R and Class Y Shares of Beneficial Interest (April 30, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(n)	Rule 18f-3 Plan.
(1) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 (May 20, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 175 filed July 28, 2020.

	(o)	Reserved.
	(p)	Codes of Ethics.
(1)
Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

		(2)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(3)	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(4)	Code of Ethics for Macquarie Investment Management Global Limited (February 28, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(5)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(6)	Code of Ethics for LaSalle Investment Management Securities, LLC (November 2020) incorporated into this filing by reference to Post-Effective Amendment No. 179 filed January 28, 2021.
		(7)	Code of Ethics for ProShares Advisors, LLC (September 16, 2015 as revised December 12, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 164 filed January 28, 2019.
		(8)	Code of Ethics for Securian Asset Management, Inc. (January 1, 2019) incorporated into this filing by reference to Post-Effective Amendment No. 167 filed July 29, 2019.
		(9)	Code of Ethics for Wilshire Advisors, LLC (Wilshire Associates Incorporated) (September 2018) incorporated by reference to Post-Effective Amendment No. 161 filed October 26, 2018.
	(q)	Other.
		(1)	Powers of Attorney (January 20, 2022) incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.
Indemnification. Reference is made to Article 15 of the Distribution Agreement, filed by EDGAR on July 28, 2021 as Exhibit No. EX-99.e.1.i to Post-Effective Amendment No. 180 and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit No. EX-99.(a)(18) to Post-Effective Amendment No. 146, each of which provide indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contract in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Enhanced Global Dividend and Income Fund, Ivy Variable Insurance Portfolios, InvestEd Portfolios, and Delaware Ivy High Income Opportunities Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354, is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. Information on the directors and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference. The Manager, with the approval of the Registrant’s board of trustees, selects sub-advisors for certain series of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the specified series of the Registrant.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, serves as a sub-advisor to Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, serves as a sub-advisor to Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund. MIMEL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Ivy Accumulative Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Energy Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Securities Fund, , Delaware High Yield Fund, Delaware Ivy International Core Equity Fund, Delaware International Small Cap Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Small Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Value Fund, Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Natural Resources Fund and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund. MIMGL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-advisor to Delaware Ivy Accumulative Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Energy Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware International Small Cap Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Small Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund, Delaware Ivy Natural Resources Fund and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund. MFMHKL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference

LaSalle Investment Management Securities, LLC (LaSalle), located at 100 East Pratt Street, 20th Floor, Baltimore, MD 21202, serves as a sub-advisor to Delaware Ivy LaSalle Global Real Estate Fund. Information on the members and officers of LaSalle set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-48201) is incorporated into this filing by reference.

ProShare Advisors LLC (ProShares), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as sub-advisor to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund. Information on the members and officers of ProShares set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801- 64181) is incorporated into this filing by reference.

Securian Asset Management, Inc. (Securian), located at 400 Robert Street North, St. Paul, MN 55101, serves as sub-advisor to Delaware Ivy Securian Core Bond Fund and Delaware Ivy Securian Real Estate Securities Fund. Information on the members and officers of Securian set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-47262) is incorporated into this filing by reference.

Wilshire Advisors, LLC (Wilshire), located at 1299 Ocean Avenue, Santa Monica, California, 90401, serves as sub-advisor to Delaware Ivy Wilshire Global Allocation Fund. Information on the members and officers of Wilshire set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-36233) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)
Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director
Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Rachel Jacobs	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer

Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary

Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.
Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); Waddell & Reed Services Company, 6300 Lamar Avenue, Overland Park, Kansas 66202- 4200; BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 19th day of May, 2022.

IVY FUNDS

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	May 19, 2022
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	May 19, 2022
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	May 19, 2022
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	May 19, 2022
Ann D. Borowiec

Joseph W. Chow	*	Trustee	May 19, 2022
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	May 19, 2022
H. Jeffrey Dobbs

John A. Fry	*	Trustee	May 19, 2022
John A. Fry

Joseph Harroz, Jr.	*	Trustee	May 19, 2022
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	May 19, 2022
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	May 19, 2022
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	May 19, 2022
Thomas K. Whitford

Christianna Wood	*	Trustee	May 19, 2022
Christianna Wood

Janet L. Yeomans	*	Trustee	May 19, 2022
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	May 19, 2022
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
EXHIBITS
TO
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Ivy Funds N-1A)

Exhibit No.	Exhibit
None.